Exhibit 99.1

Deloitte & Touche LLP
Suite 301
Harborside Plaza 10
Jersey City, NJ 07311
USA

Tel: +1 212 937 8200
www.deloitte.com

SHAP 2018-1, LLC

1251 Avenue of the Americas, Floor 50

New York, New York 10020

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of CFMT 2024- HB13, LLC, Asset-Backed Notes, Series 2024-1. SHAP 2018- 1, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Statistical Data File. Additionally, Performance Trust Capital Partners, LLC, Nomura Securities International, Inc. and Barclays Capital Inc. (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Statistical Data File and communicated differences prior to being provided the final Statistical Data File which was subjected to the procedures described below.

Agreed-Upon Procedures

On May 15, 2024, representatives of the Company provided us with a computer generated mortgage asset data file and related record layout containing data, as represented to us by the Company, as of the close of business March 31, 2024, with respect to 1,806 mortgage loans (“Statistical Data File).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the mortgage loans relating to the mortgage asset characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Member of
Deloitte Touche Tohmatsu Limited

Characteristics

1	WAM ID (for informational purposes only)	50	Post D&P Capitalized Interest
2	Subservicer ID (for informational purposes only)	51	Post D&P MIP
3	Subservicer Name (for informational purposes only)	52	Post D&P Servicing Fee
4	Intended Servicing Strategy	53	Post D&P Repayments
5	Property City	54	Outstanding Tax and Insurance Advances
6	Property State	55	Outstanding Corporate Advances
7	Property Zip Code	56	Outstanding Legal Advances
8	Loan Status	57	Outstanding Other Advances
9	Initial Advance	58	Outstanding Total Advances
10	Total Current Unpaid Balance	59	Property Type
11	Initial Advance Limit	60	Occupancy Status
12	Current Life Expectancy Set-Aside Amount	61	Original Appraisal Date
13	Current Payment Plan	62	Original Appraisal Value
14	Current Net Line of Credit	63	Due & Payable Appraisal Date
15	Term Payments Remaining	64	Due & Payable Appraisal Value
16	Current Monthly Payment	65	FCL Appraisal Date
17	Closing Date	66	FCL Appraisal Value
18	MIC Endorsement Date	67	DIL Appraisal Date
19	Maximum Claim Amount	68	DIL Appraisal Value
20	Original Interest Rate	69	Short Sale Appraisal Date
21	Current Interest Rate	70	Short Sale Appraisal Value
22	Debenture Interest Rate	71	REO Appraisal Date
23	MIP Rate	72	REO Appraisal Value
24	Servicing Fee	73	Most Recent Appraisal Date
25	Interest Type	74	Most Recent Appraisal Value
26	ARM Index	75	BPO Valuation Date
27	ARM Margin	76	BPO Value
28	ARM Next Rate Adjustment Date	77	Most Recent Valuation Date (Appraisal or BPO Only)
29	ARM Rate Change Frequency	78	Most Recent Valuation (Appraisal or BPO Only)
30	ARM Max Rate	79	AVM Valuation Date
31	Active Bankruptcy Flag	80	AVM Value
32	Bankruptcy Filed Date	81	Most Recent Valuation Date (Any Valuation)
33	Bankruptcy Dismissed Date	82	Most Recent Valuation (Any Valuation)
34	Bankruptcy Discharged Date	83	Borrower Birth Date
35	Bankruptcy Motion for Relief Granted Date	84	Co Borrower Birth Date
36	Foreclosure First Legal Deadline Date	85	Borrower Death Date
37	Foreclosure First Legal Completed Date	86	Co Borrower Death Date
38	HUD Notification Foreclosure First Legal Date	87	Borrower Gender
39	Foreclosure Scheduled Sale Date	88	Co Borrower Gender
40	Foreclosure Confirmed Sale Date	89	Active Repayment Plan Flag
41	Foreclosure Deed Recording Date	90	Extension Flag
42	Deed In Lieu Recording Date	91	Extension End Date
43	Marketable Title Acquired Date	92	Borrower Age
44	Default Date	93	Co Borrower Age
45	Default Balance	94	Curr LTV + MCA (Appraisal Only)
46	Called Due & Payable Flag	95	Curr LTV + MCA (Appraisal or BPO Only)
47	Called Due & Payable Date	96	Curr LTV + MCA (Any Valuation)
48	HUD D&P Approval Date
49	Loan Balance at Called D&P Date

We compared Characteristics 4. through 91. to the corresponding information set forth on or derived from electronic mortgage loan files, prepared, created and delivered by the Company, from the Servicer’s servicing system, as of close of business March 31, 2024 (collectively, the “Servicer System File”).

With respect to Characteristic 92., we recomputed the Borrower Age as the number of years between (i) the Borrower Birth Date (as set forth on the Servicer System File) and (ii) March 31, 2024.

With respect to Characteristic 93., we recomputed the Co Borrower Age as the number of years between (i) the Co Borrower Birth Date (as set forth on Servicer System File) and (ii) March 31, 2024.

With respect to Characteristic 94., we recomputed the Curr LTV + MCA (Appraisal Only) as the quotient of (i) the Total Current Unpaid Balance and (ii) the sum of (a) the Most Recent Appraisal Value and (b) the Maximum Claim Amount (each as set forth on the Servicer System File).

With respect to Characteristic 95., we recomputed the Curr LTV + MCA (Appraisal or BPO Only) as the quotient of (i) the Total Current Unpaid Balance and (ii) the sum of (a) the Most Recent Valuation (Appraisal or BPO Only) and (b) the Maximum Claim Amount (each as set forth on the Servicer System File).

With respect to Characteristic 96., we recomputed the Curr LTV + MCA (Any Valuation) as the quotient of (i) the Total Current Unpaid Balance and (ii) the sum of (a) the Most Recent Valuation (Any Valuation) and (b) the Maximum Claim Amount (each as set forth on the Servicer System File).

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding mortgage loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 16, 2024